DERIVATIVES	12 Months Ended
Dec. 31, 2017
Derivative Instruments And Hedges [Abstract]
DERIVATIVES

NOTE 10: DERIVATIVES

Derivative instruments that the Group may use as part of its interest rate risk management strategy include interest rate swaps, interest rate floors, interest rate caps, forward rate agreements and options. Interest rate swap contracts are exchanges of interest payments, such as fixed-rate payments for floating-rate payments, based on a stated notional amount and maturity date. Interest rate floors protect against declining rates, while interest rate caps protect against rising interest rates. Forward rate agreements are contracts in which the buyer agrees to purchase, and the seller agrees to make delivery of, a specific financial instrument at a predetermined price or yield. Options provide the purchaser with the right, but not the obligation, to purchase or sell a contracted item during a specified period at an agreed upon price.

Foreign currency volatility occurs as the Group enters into transactions involving certain assets and liabilities denominated in foreign currencies, as well as a result of the Group’s international operations. Derivative instruments that the Group may use to economically hedge these foreign denominated assets and liabilities include foreign exchange swaps and outright foreign exchange forwards.

Fair value of derivative instruments reported in the balance sheet

The following tables present the contract or notional amounts and the fair value amounts at December 31, 2016 and 2017 of the Group’s derivative asset and liability positions held for trading and economic hedging purposes. These derivative positions are primarily executed in the over-the-counter market. The amounts presented below do not consider the value of any collateral held or posted.

Derivative Assets(1)
	2016		2017
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value

	(EUR in millions)		(EUR in millions)
Cross currency interest rate swaps	432	27	1.297	85
Financial futures	251	10	1.100	27
Foreign exchange swaps	851	14	1.111	8
Interest rate swaps	16.200	4.235	14.341	3.416
Options	6.007	96	6.662	75
Outright foreign exchange forwards	394	93	557	58
Other	2.985	7	2.502	12
Total	27.120	4.482	27.570	3.681

Derivative Liabilities(1)
	2016		2017
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value

	(EUR in millions)		(EUR in millions)
Cross currency interest rate swaps	1.739	132	525	36
Financial futures	573	5	110	-
Foreign exchange swaps	670	8	719	14
Interest rate swaps	18.791	4.773	14.864	3.628
Options	3.043	160	2.737	44
Outright foreign exchange forwards	612	84	555	49
Credit Derivatives(2)	347	2	645	13
Other	25	7	70	19
Total	25.800	5.171	20.225	3.803

(1) Includes both long and short derivative positions.
(2)	As at December 31, 2017 credit derivative liabilities include a guarantee for the non-payment risk of the Hellenic Republic. As at December 31, 2016 credit derivative liabilities relate solely to the same guarantee.

Gains and losses on derivative instruments
Gains and losses on derivative instruments are presented within Net trading gain / (loss) in the Statement of Income and Comprehensive Income and for the year ended December 31, 2015, 2016 and 2017 and are analyzed as follows:
	2015	2016	2017
	Net gain/(losses)	Net gain/(losses)	Net gain/(losses)

	(EUR in millions)
Interest rate and foreign exchange contracts	176	(322)	(63)
Financial futures	(8)	(17)	18
Options	(1)	(4)	78
Other	(6)	(13)	(31)
Total	161	(356)	2

Net gain /(losses) on derivative instruments include bilateral CVA gains of EUR 122 million and EUR 48 million for 2015 and 2016 respectively and losses of EUR 57 million for 2017.

Occasionally, the Group uses credit derivatives such as Credit Default Swaps (“CDS”) and total return swaps in managing risks of the Group’s bond portfolio and other cash instruments. CDS contracts are governed by standard International Swaps and Derivatives Association, Inc. (“ISDA”) documentation which defines trigger events which result in settlement payouts. Examples of these triggers include bankruptcy of the reference entity, failure of the reference entity to meeting contractual obligations and debt restructuring of the reference entity. These triggers also apply to credit default protection sold. The Group uses credit derivatives to mitigate borrower-specific exposure as part of the Group’s portfolio risk management techniques. The credit, legal and other risks associated with these transactions are controlled through established procedures. The Group’s policy is to enter into these transactions with investment grade financial institutions. Credit risk to these counterparties is managed through the same approval, limit and monitoring processes that is used for all counterparties to which the Group has credit exposure. As at December 31, 2016 and 2017, the potential maximum loss for the credit contracts sold amounted to EUR 403 million and EUR 483 million respectively against which the Group held cash collateral equal to NIL and NIL respectively. This potential loss derives exclusively from surrendering of the collateral and the holder is not entitled to claim from the Group any amount exceeding the carrying value of the collateral as of the date that the contract is triggered for payment. Credit contracts sold comprise solely of a written guarantee of EUR 322 million and EUR 320 million as at December 31, 2016 and 2017 respectively, with respect to the non-payment risk of the Hellenic Republic. The management of the Bank believes the probability of the respective contract on which the Group provides protection will default is remote. As at December 31, 2017, the fair value of the respective derivative liability amounted to EUR 4 million with a remaining time to maturity of around 33 years.

As at December 31, 2016 and 2017, “Other” under derivative assets includes a warrant instrument linked to Greek GDP that was received in the context of the Private Sector Initiative (“PSI”). The fair value of the respective instrument at December 31, 2016 and 2017, amounted to EUR 7 million and EUR 12 million and corresponded to an outstanding notional amount of EUR 3.0 billion and EUR 2.5 billion respectively. The holders of the specific instrument are not entitled to receive principal whereas any payments, made on October 15 of every year, starting from 2015 with the final payment date in 2042, are contingent upon and determined on the basis of the performance of the GDP of the Hellenic Republic. Payments cannot exceed 1% of the notional held for any reference date.

Cash inflows and outflows related to derivative instruments are included in the cash flows from operating activities in the consolidated statement of cash flows for the years ended December 31, 2015, 2016, and 2017.

Credit risk associated with derivative activities

The Group considers the impact of both the credit risk of its counterparties, as well as its own creditworthiness in determining fair value of financial instruments, including over-the-counter derivative instruments and financial liabilities designated at fair value in accordance with ASC 825. This impact is estimated by calculating a separate credit value adjustment (“CVA”) for each counterparty to which the Group has exposure. The calculation considers expected exposures generated using simulation techniques, as well as netting agreements and collateral postings. Furthermore, the CVA is based on expected loss rates derived from CDS rates observed in the market. If these are not available then we apply the regulatory risk weight that corresponds to the internal rating of the counterparty, or to unrated counterparties, if no internal rating is available. With respect to own credit risk, the Group estimates a debit value adjustment (“DVA”) by applying a methodology symmetric to the one applied for CVA. The bilateral CVA recognized by the Group at December 31, 2015, 2016 and 2017 amounted to a cumulative gain of EUR 201 million, EUR 249 million and EUR 192 million, respectively. The Group seeks to reduce counterparty risk by standardizing relationships with counterparties through ISDA and Global Master Repurchase Agreement (“GMRA”) contracts, which encompass all necessary netting and margining clauses. Additionally, almost all active counterparties in over-the-counter transactions, Credit Support Annexes (“CSAs”) have been put into effect, so that net current exposures are managed through margin accounts on a daily basis, through the exchange of cash collateral.

A portion of the derivative activity involves exchange-traded instruments. Exchange-traded instruments conform to standard terms and are subject to policies set by the exchange involved, including counterparty approval, margin requirements and security deposit requirements. Management believes the credit risk associated with these types of instruments is minimal.

Substantially all of the Group’s derivative contracts contain credit risk-related contingent features, primarily in the form of ISDA master agreements that enhance the creditworthiness of these instruments compared to other obligations of the respective counterparty with whom the Group has transacted. These contingent features may be for the benefit of the Group as well as its counterparties with respect to changes in the Group’s creditworthiness. At December 31, 2016 and at December 31, 2017, the Group held cash and securities collateral of EUR 633 million and EUR 686 million and posted cash and securities collateral of EUR 1.182 million and EUR 781 million in the normal course of business under derivative agreements.

In connection with certain over-the-counter derivative contracts and other trading agreements, the Group could be required to terminate transactions with certain counterparties at their request since the Bank’s credit rating as at December 31, 2017, has triggered this provision in the contract. In such an event, the amount that would be required to settle the position depends on the contract and is usually the market value of the exposure on that day less any amount that has already been posted as collateral under CSAs. Therefore, for derivatives subject to CSAs that are executed on a daily margin basis, the additional amount that would be required to settle the position approximates a two day change in the mark to market of the instrument which as at December 31, 2016 and 2017, amounted to EUR 10 million and EUR 3 million, respectively.